SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) April 6, 2005

WARWICK VALLEY TELEPHONE COMPANY

(Exact Name of Registrant as Specified in Charter)

NEW YORK	0-11174	14-1160510

(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

47 MAIN STREET, WARWICK, NEW YORK		10990

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code                               (845) 986-8080

(Former name or former address, if changed since last report)

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Rule or Standard; Transfer of Listing.

     On April 6, 2005, Warwick Valley Telephone Company (“the Company”) issued a press release through Business Wire which announced a further delay in the filing of its Annual Report on Form 10-K. The press release also discloses that the Company received, on April 5, 2005, notice from Nasdaq that the Company’s Common Shares will be delisted on April 14, 2005 unless the Company requests a hearing. The Company intends to request such a hearing. The Company’s press release is attached hereto and incorporated herein by reference as Exhibit 99.1.

Item 8.01 Other Events

     On April 6, 2005, Warwick Valley Telephone Company (“the Company”) issued a press release through Business Wire which announced a further delay in the filing of its Annual Report on Form 10-K. The press release also discloses that the Company’s lender, CoBank has waived until June 1, 2005 all defaults to provide audited statements and that the Company is therefore not in default under the credit facility provided by CoBank. The Company’s press release is attached hereto and incorporated herein by reference as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits

     99.1. Press release entitled “Warwick Valley Telephone Encounters Further Delay in Filing Form 10-K”, dated April 6, 2005.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

WARWICK VALLEY TELEPHONE COMPANY

Dated: April 6, 2005	By: /s/ Herbert Gareiss, Jr.
Name: Herbert Gareiss, Jr.
Title: President